Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Cash and Cash Equivalents [Line Items]
Cash and savings accounts	$ 71,426	$ 38,529
Time deposits	1,006	21,102
Total cash and cash equivalents	72,432	59,631
Less: Cash restricted as collateral and performance bond	(1,000)	(8,991)
Cash and cash equivalents reported on the consolidated statements of cash flows	71,432	50,640	$ 58,801	$ 62,731
Total cash and cash equivalents	$ 72,432	$ 59,631